UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

Registrant's telephone number, including area code:	(830) 379-1480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Excha

Item 7.01 COMPLETION OF ACQUISITION OR DISPOSTION OF ASSETS

On November 19, 2013, Alamo Group Inc. issued a press release announcing that it has entered into a letter of intent to acquire Bandit Industries, Inc. and its related affiliates. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1

Item 9.01    FINANCIAL STATEMETNS AND EXHIBITS
(d) Exhibits:
Exhibit 99.1 - Alamo Group Inc. Press Release dated November 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 20, 2013	By: /s/ Robert H. George
Robert H. George,
Vice President-Administration

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release